SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8 -K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) July 25, 2001 (July 25, 2001)




                             WESTERN RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            KANSAS                           1 -3523             48 -0290150
(State or Other Jurisdiction of         (Commission File        (IRS Employer
        Incorporation)                       Number)         Identification No.)

                 818 KANSAS AVENUE, TOPEKA, KANSAS 66612
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's Telephone Number Including Area Code (785) 575-6300

                             WESTERN RESOURCES, INC.

Item 5.  Other Events

On July 25, 2001, the Kansas Corporation Commission issued an order reducing Western Resources' combined electric rates by $22.7 million. The electric rates of Western Resources' KPL division were increased by $18.5 million and the electric rates of Kansas Gas and Electric Company were decreased by $41.2 million.

A copy of the press release issued by the Company today is attached hereto as an exhibit and is incorporated by reference herein. Copies of the Kansas Corporation Commission press release and order are also attached as exhibits hereto.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     Exhibit 99.1 - Press Release issued by the Company dated July 25, 2001

     Exhibit 99.2 - Press Release issued by the Kansas Corporation Commission dated July 25, 2001

     Exhibit 99.3 - Order of the Kansas Corporation Commission dated July 25,
                    2001

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Western Resources, Inc.



Date  July 25, 2001               By  /s/ James A. Martin
     ----------------------           -------------------------------
                                      James A. Martin, Senior Vice President
                                        and Treasurer